Exhibit 10.1

AMENDMENT NO. 1

to

ASSET AND EQUITY PURCHASE AGREEMENT

THIS AMENDMENT (this “Amendment”), is entered into as of January 31, 2024, by and among METROPOLITAN IPA, a California professional corporation (“PC Buyer”); APOLLOCARE ENABLEMENT OF CA, LLC, a California limited liability company (“MSO GP Buyer”); NETWORK MEDICAL MANAGEMENT, INC., a California corporation (“MSO LP Buyer” and, together with MSO GP Buyer, the “MSO Buyers” and together with PC Buyer, the “Buyers” and each a, “Buyer”); APOLLO MEDICAL HOLDINGS, INC., a Delaware corporation the stock of which is publicly traded on the Nasdaq (“Buyer Parent” and together with Buyers, “Buyer Parties” and each, a “Buyer Party”); COMMUNITY FAMILY CARE MEDICAL GROUP IPA, INC., a California professional corporation (“CFC IPA”); ADVANCED HEALTH MANAGEMENT SYSTEMS, L.P., a California limited partnership (“AHMS” and together with the CFC IPA, the “Companies” and each, a “Company”); ACCIE M. MITCHELL AND GLORIA C. MITCHELL, AS CO-TRUSTEES OF THE MITCHELL FAMILY TRUST DATED JULY 2, 2003 ( “IPA Equityholder”); ACCIE M. MITCHELL, M.D. (“IPA Beneficial Owner”); CFC MANAGEMENT, LLC, a California limited liability company and the general partner of AHMS (“AHMS General Partner”); the other limited partners of AHMS set forth in the signature page hereto (collectively, the “AHMS Limited Partners” and each, an “AHMS Limited Partner”) (AHMS General Partner and the AHMS Limited Partners are referred to collectively herein as the “AHMS Equityholders” and together with the IPA Equityholder, the “Equityholders”, and together with CFC IPA, the “Sellers”); and MARC MITCHELL, as an authorized representative of the Sellers (“Equityholder Representative”); and solely for purposes of Section 6.9, I Health, Inc., a California corporation (“I Health”). The Buyer Parties, the Companies, the Equityholders, and the Equityholder Representative are referred to collectively herein as the “Parties” and, each individually, as a “Party”). Capitalized terms used and not defined elsewhere in this Amendment shall have the meanings given them in the Agreement.

WHEREAS, Buyer Parties, the Companies, the Equityholders, IPA Beneficial Owner, the Equityholder Representative and I Health are parties to that certain Asset and Equity Purchase Agreement (the “Agreement”), dated as of November 7, 2023; and

WHEREAS, pursuant to Section 12.7 of the Agreement, the Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto.

NOW, THEREFORE, in consideration of the premises, the mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.            Section 1.1(c)(13) (Excluded Liabilities) shall be deleted in its entirety and replaced with the following:

“(13) reserved;”

Section 2.            Schedule 1.3(c) (Deferred Payments Covenants) to the Agreement is hereby amended as set forth on Schedule A to this Amendment.

Section 3.            With respect to Section 1.3(c) of the Agreement, the term “Buyer Party” shall be deemed to include Allied Physicians of California, a California professional corporation doing business as Allied (“Allied”).

Section 4.            Section 1.6(a) of the Agreement shall be deleted in its entirety and replaced with the following:

“The consummation of the sale of the Acquired Assets and the assumption of the Assumed Liabilities (the “Initial Closing”) shall take place electronically via mutual exchange of facsimile or portable document format (.PDF) signatures on the last day of the month following the date on which all of the conditions set forth in Section 8.1, Section 8.2 and Section 8.3 have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Initial Closing Date), or at such other time as shall be agreed upon in writing by the Buyer Parties and CFC IPA (the “Initial Closing Date”). Unless otherwise agreed in writing by the Parties, the Initial Closing shall be effective as of 11:59 P.M., Pacific Standard Time on the Initial Closing Date (the “Initial Effective Time”).”

Section 5.            Section 1.8 of the Agreement shall be deleted in its entirety and replaced with the following:

“Non-Assignable Contracts. Notwithstanding anything to the contrary in this Agreement, to the extent that the assignment hereunder by CFC IPA to PC Buyer of any Assumed Contract or Permit is not permitted or is not permitted without the consent of any other party to such Assumed Contract or any Governmental Authority, neither this Agreement nor the Bill of Sale shall be deemed to constitute an assignment of any such Assumed Contract or Permit if such consent is not given or if such assignment otherwise would constitute a breach of, violation of or cause a loss of benefits under, any such Assumed Contract or Permit, and except as otherwise provided in this Agreement, PC Buyer shall not assume any obligations or liabilities under any such Assumed Contract or Permit. CFC IPA shall use Commercially Reasonable Efforts to obtain all consents and waivers necessary for the sale, transfer, assignment, conveyance and delivery of the Assumed Contracts, Permits and the Acquired Assets to PC Buyer hereunder and, if any such consent is not obtained or if such assignment is not permitted irrespective of such consent, CFC IPA shall, for a period of twelve (12) months following the Initial Closing Date, cooperate with PC Buyer following the Initial Closing Date in any reasonable and lawful arrangement designed to provide PC Buyer or its Affiliates with the rights and benefits under any such Assumed Contract or Permit, including enforcement for the benefit of PC Buyer, at the request of PC Buyer, of any and all rights of CFC IPA thereunder (including rights against any other party thereto arising out of any breach or cancellation of any such Assumed Contract by such other party) and, if requested by PC Buyer, to the extent legally permitted, acting as an agent on behalf of PC Buyer or as PC Buyer shall otherwise reasonably require; provided, that, if PC Buyer is provided the benefits of any Assumed Contracts or Permits, then PC Buyer shall assume the Liabilities of CFC IPA under such Assumed Contract or Permits, as applicable, but only to the extent the Liabilities thereunder arise after the Initial Closing Date.”

Section 6.            The Disclosure Schedule is hereby amended as set forth on Schedule B to this Amendment.

Section 7.            A new Section 5.11 is hereby added to Article 5 of the Agreement, as follows:

“5.11 Organization and Authority of Allied. Allied is a medical professional corporation duly organized, validly existing and in good standing under the laws of the state of California. Allied has full power and authority to enter into each document contemplated by this Agreement to which Allied is a party (an “Allied Document”), and to carry out its obligations thereunder. The execution and delivery by Allied of any Allied Document, and the performance by Allied of its obligations thereunder have been duly authorized by all requisite corporate action on the part of Allied. Each Allied Document has been duly executed and delivered by Allied, and (assuming due authorization, execution and delivery by the counterparty or counterparties) each such document constitutes a legal, valid and binding obligation of Allied enforceable against it in accordance with its terms; subject to bankruptcy, insolvency, reorganization, moratorium and similar Applicable Laws of general application relating to or affecting creditors’ rights and to general equity principles.”

Section 8.            Section 6.26 of the Agreement shall be deleted in its entirety and replaced with the following:

“Letter of Credit Requirements. Prior to the date hereof, CFC IPA had obtained the letters of credit, security agreement and other Indebtedness identified on Schedule 6.26 (the “CFC LOC Obligations”) for the benefit of the applicable Plan as required under the applicable Contract. On or after to the Initial Closing Date, (i) the applicable Buyer Party shall seek agreement with the Plans under any Contract with such Plans that is an Assumed Contract as to what credit support arrangements (e.g. notes, letters of credit, capitation withhold reserves, etc.) are required to be in place on and after the Initial Closing Date (“LOC Requirement”); and (ii) the applicable Buyer Party shall satisfy any such LOC Requirements so as to enable the assignment of such Assumed Contracts and to enable CFC IPA to be released from the CFC LOC Obligations.” The following shall be added as a new Section 6.29 of the Agreement:

“Within sixty (60) days following the Initial Closing Date, MSO LP Buyer shall have engaged Recovery Audit Solutions, Inc. (“RASI”), at CFC IPA’s sole cost and expense, to provide to, and for the benefit of, the Group Companies certain payment integrity auditing services, which include investigation and review of the appropriateness of payments made by MSO LP Buyer on behalf of CFC IPA and/or CFCHP during the period beginning on January 1, 2023 through December 31, 2023, to certain payees, including without limitations investigations of overpayments, duplicate checks and payments, and incorrect payments made prior to the applicable Closing Date (collectively, the “Payment Integrity Auditing Services”). MSO LP Buyer shall cause RASI to provide the Payment Integrity Auditing Services to the Group Companies for the period beginning sixty (60) days after the Initial Closing Date through one hundred and eighty days (180) days thereafter (the “Applicable Period”). MSO LP Buyer, on the one hand, and CFC IPA and the Equityholder Representative, on the other, shall jointly provide instructions to RASI to ensure that the Payment Integrity Auditing Services are adequately provided to enable accurate financial reporting of the Group Companies’ financial statements. The Buyer Parties shall, during the Applicable Period, use commercially reasonable efforts to (i) cooperate and collaborate with RASI and the Group Companies, including without limitation promptly providing RASI with the necessary information and records, in order to enable RASI to adequately provide the Payment Integrity Auditing Services in a timely manner, and (ii) collect any amounts incorrectly paid or otherwise due as a result of or arising from RASI’s findings (“Auditing Services Recovered Amount”). Any and all Auditing Services Recovered Amount with respect to the Applicable Period shall be promptly paid over to CFC IPA or CFCHP during the Applicable Period, as applicable, based on the findings of RASI; provided that, after the Second Closing Date, any Auditing Services Recovered Amount relating to CFCHP shall be paid to the Equityholder Representative on behalf of the AHMS Equityholders.”

Section 10.            A new Section 7.11 is added to the Agreement as follows:

“Stale Checks. On the Initial Closing Date, PC Buyer shall set aside One Million Five Hundred Ninety Thousand Nine Hundred Seventy-Two Dollars ($1,590,972) (the “Stale Check Escrow Amount”) from the CFC IPA Cash Purchase Price, which amount shall be deposited by PC Buyer into an account (the “Stale Check Escrow Account”), funded by CFC IPA at its sole cost and expense, within thirty (30) days of the Initial Closing Date, and subject to release each month to either CFC IPA and/or PC Buyer pursuant to the terms of this Section 7.11. The Stale Check Escrow Amount (or any portion thereof) shall survive until such amounts are released pursuant to this Section 7.11.

(a)            Within thirty (30) days of the Initial Closing, CFC IPA shall engage a mutually agreeable third-party consultant (the “Stale Check Consultant”), at CFC IPA’s sole cost and expense, to review the checks in the CFC IPA AHMS Check Register and the CFC IPA NMM Check Register that were issued prior to January 1, 2023 and which have not yet been presented for payment (collectively, the “Stale Checks”), in order to determine which checks reflect obligations still owing to the payee (“Valid Checks”) and which are no longer owing (such as on account of having been reissued, representing duplicate payments, etc.) (“Invalid Checks”).

(b)            The Stale Check Consultant shall review the Stale Checks pursuant to this Section 7.11, and report its findings and analysis to PC Buyer and CFC IPA on a quarterly basis. PC Buyer and CFC IPA shall reasonably cooperate in good faith to promptly come to an agreement on which Stale Checks are Valid Checks, the amount of which shall be paid from the Stale Check Escrow Account and released to PC Buyer for reissuance to the applicable payees or, as required by Applicable Law, escheatment, and which Stale Checks represent Invalid Checks, in which case, the amount of such Invalid Checks shall be released to CFC IPA from the Stale Check Escrow Account. Buyer Parties shall indemnify CFC IPA for Damages incurred or sustained by CFC IPA to the extent Buyer Parties breach the obligations under this Section 7.11 to make payments to the applicable payees or, as required by Applicable Law, escheat to the State, such Valid Checks; provided, however, that the aggregate amount of all Damages arising under this Section 7.11 for which the Buyer Parties may be liable to CFC IPA shall not exceed the extent of the Stale Check Escrow Amount, less any fees payable to the Escrow Agent.

(c)            The remainder of the Stale Check Escrow Amount, less any fees payable to the Escrow Agent, shall be released to CFC IPA on December 31, 2024.

Section 11.            Schedule 8.2(g) (Initial Closing Related Party Contract Terminations) to the Agreement is hereby amended as set forth on Schedule C to this Amendment.

Section 12.            A new Clause (f) is hereby added to Section 10.3 of the Agreement, as follows:

“any breach or inaccuracy of any of the representations or warranties made with respect to Allied in this Agreement or any agreements with third-parties entered into in connection with obtaining the Initial Closing Required Consents.”

Section 13.            Section 11.1 of the Agreement is hereby amended as follows:

a.	The definition of “Actual Member Month” is amended and restated in its entirety to read as follows:

“Actual Member Month Amount” means the total number of Member Months, which service is attributed to or related to PC Buyer and CFCHP, measured as of the last day of each month of each Measurement Period as evidenced by membership eligibility reports (inclusive of subsequent corrections made within six (6) months following the date of such report) received by CFCHP and PC Buyer, as applicable, from the Plans, divided by twelve (12); provided, that the Actual Member Month Amount shall be increased by the subsequent addition of Members to PC Buyer or CFCHP, as applicable, from other Plans managed by MSO LP Buyer during the first month in which such Members join PC Buyer or CFCHP and are managed by MSO LP Buyer. For the avoidance of doubt, any eligible individual who is enrolled in a Plan that contracts with CFCHP or PC Buyer at any point during a given month shall be considered a Member for such month. For the purposes of this definition, PC Buyer shall be deemed to include Metropolitan IPA and Allied physicians along with all primary care physicians that have provider agreements with CFC IPA as of the Initial Closing Date, and are in the zip codes where CFC IPA primary care physicians are located as of the Initial Closing Date, including but not limited to Antelope Valley, San Fernando Valley and the metropolitan areas of Los Angeles. A hypothetical example of calculating the Target Member Month Amount and Actual Member Month Amount is attached hereto as Schedule 1.3(a).

b.	The definition of “CFCHP TNE” is amended and restated in its entirety to read as follows:

“CFCHP TNE” means, with respect to CFCHP only, the “Tangible Net Equity” (as such term is defined in Section 1300.76(c) of Title 28 of the California Code of Regulations) calculated as of a specific point in time, as applicable, and using the accounting practices, assumptions, policies and methodologies as set forth on, and used in the calculation of CFCHP’s related risk-bearing organization filings on the unaudited balance sheet of CFCHP attached to Section 4.5 of the Disclosure Schedule, and shall consist of the line items set forth on Exhibit B-2 attached hereto, which is consistent with the requirements of the DMHC, determined as of the Second Effective Time. Notwithstanding the foregoing, for purposes of calculating the CFCHP TNE, the CFCHP TNE shall exclude (a) Funded Indebtedness, (b) Company Transaction Expenses, (c) any current or deferred Tax assets or liabilities (including any Tax assets or Tax receivables), and (d) the impact of purchase price adjustments related to cash. For the avoidance of doubt, for the purposes of calculating the CFCHP TNE, CFCHP TNE shall be reduced by the deferred revenue balance as of the Second Closing; provided, that reported deferred revenue balances will not be excluded.

c.	The definition of “CFC IPA TNE” is amended and restated in its entirety to read as follows:

“CFC IPA TNE” means, with respect to CFC IPA only (and not any other Group Company, including CFCHP) the “Tangible Net Equity” (as such term is defined in Section 1300.76(c) of Title 28 of the California Code of Regulations) calculated as of a specific point in time, as applicable, and using the accounting practices, assumptions, policies and methodologies as set forth on, and used in the calculation of CFC IPA’s related risk-bearing organization filings on the unaudited balance sheet of CFC IPA attached to Section 4.5 of the Disclosure Schedule, and shall consist of the line items set forth on Exhibit B-1 attached hereto, which is consistent with the requirements of the DMHC, determined as of the Initial Effective Time. Notwithstanding the foregoing, for purposes of calculating the CFC IPA TNE, the CFC IPA TNE shall exclude (a) Funded Indebtedness, (b) Company Transaction Expenses, (c) intercompany balances, (d) any current or deferred Tax assets or liabilities (including any Tax assets or Tax receivables), and (e) the impact of purchase price adjustments related to cash. For the avoidance of doubt, for the purposes of calculating the CFC IPA TNE, CFC IPA TNE shall be reduced by the deferred revenue balance that is not an Excluded Asset as of the Initial Closing; provided, that reported deferred revenue balances will not be excluded.

d.	The definition of “Closing Cash” is amended and restated in its entirety to read as follows:

“Closing Cash” means the aggregate amount of the following as of the Effective Time (without duplication), but without giving effect to any changes thereto (at the direction of Buyer or any Affiliate thereof, purchase accounting adjustments or other changes) arising from or resulting as a consequence of the transactions contemplated hereby: (i) all cash, commercial paper, certificates of deposit and other bank deposits, treasury bills, short term investments and all other cash equivalents in the accounts of CFC IPA, set forth in clause (n) of the definition of Enumerated Assets, and the applicable Plan Companies (in each case, including security deposits held by third parties), plus (ii) third-party checks deposited or held in the accounts of the applicable Group Companies that have not yet cleared (but only to the extent not counted as a current asset), plus (iii) any and all credit card receivables and credit card deposits in transit of the applicable Group Companies, plus (iv) all security or rent or other similar deposits held for the applicable Group Companies’ account, minus (v) issued but uncleared checks, drafts and wire transfers of the applicable Group Companies.

e.	The definition of “Enumerated Assets” is amended and restated in its entirety to read as follows:

“Enumerated Assets” means all of the following assets of CFC IPA, in each case, other than the Excluded Assets: (a) the Assumed Contracts; (b) all Assumed Intellectual Property and all income, royalties, damages and payments accrued, due or payable as of the Initial Effective Time or thereafter (including damages and payments for past, present or future infringement, misappropriation or dilution thereof or other conflict therewith, the right to sue and recover for past, present or future infringement, misappropriation or dilution thereof or other conflict therewith, and any and all corresponding rights that, now or hereafter may be secured throughout the world), and all trademarks, service marks, trade dress, trade names, logos, dba’s, fictitious names, and corporate names and registrations and applications (including intents to use) for registration thereof, together with all of the goodwill associated therewith used by CFC; (c) all claims, refunds, credits, causes of action, rights of recovery and rights of set-off; (d) all documents, books, ledgers, files and records (excluding Personnel Records); (e) all advertising, marketing and promotional materials and the right to receive mail and other communications of the IPA Business; (f) all Permits; (g) all goodwill (including goodwill related to the Assumed Intellectual Property); (h) all proceeds under warranty, indemnity and similar rights against third parties, rights of recovery relating to any Insurance Claims (except those relating to the Excluded Assets and Excluded Liabilities); (i) all equipment used in the IPA Business that is owed or leased by CFC IPA; (j) all tangible assets used in the IPA Business, including, without limitation, all inventory, furniture, furnishings, fixtures and supplies, (k) the right to receive all payments in respect of accounts and notes receivable outstanding as of the Initial Effective Time; (l) all prepayments and prepaid expenses, advance payments, employee advances, surety accounts, bonds and deposits and similar assets; (m) the right to bill and receive payment for products or materials shipped or delivered or services performed but unbilled or unpaid as of the Initial Effective Time; (n) all bank accounts of CFC IPA except for the following accounts: (i) Certificate of Deposit account at City National Bank (Account Number [*]); (ii) Money Market Account at City National Bank (Account Number [*]); (iii) Investment Account at City National Bank (Account Number [*]); (iv) Investment Account at City National Bank (Account Number [*]); (v) Investment Account at City National Bank (Account Number [*]); and (vi) Operating Account at City National Bank (Account Number [*]); and (o) all other properties, assets and rights owned by CFC IPA as of the Initial Closing Date, or in which CFC IPA has an interest.

f.	The definition of “Member” is amended and restated in its entirety to read as follows:

“Member” means eligible individuals who are enrolled in a Plan that contracts with CFC IPA (if before the Initial Closing) or PC Buyer (if after the Initial Closing), with respect to whom CFCHP (whether before or after the Second Closing) or CFC IPA (if before the Initial Closing) or PC Buyer (if after the Initial Closing) assumes financial risk or is entitled to receive payment (whether on a capitated, percentage of premium, or other basis) from, as evidenced by membership eligibility files received by CFCHP and PC Buyer from the Plans. For the avoidance of doubt, any eligible individual who is enrolled in a Plan that contracts with CFCHP or PC Buyer at any point during a given month shall be considered a Member for such month. For the purposes of this definition, PC Buyer shall be deemed to include Metropolitan IPA and Allied physicians along with all primary care physicians that have provider agreements with CFC IPA as of the Initial Closing Date, and are in the zip codes where CFC IPA primary care physicians are located as of the Initial Closing Date, including but not limited to Antelope Valley, San Fernando Valley and the metropolitan areas of Los Angeles.

g.	The definition of “Member Month” is amended and restated in its entirety to read as follows:

“Member Month” means the quotient of the (i) total number of Members per month during a Measurement Period, divided by (ii) twelve (12), as evidenced by membership eligibility files received by CFCHP and PC Buyer from the Plans. By way of example only, a Member who is a Member for each month of a twelve (12) month Measurement Period will be counted twelve (12) times; a Member who is a Member for only six (6) of the twelve (12) months will be counted six (6) times. For the purposes of this definition, PC Buyer shall be deemed to include Metropolitan IPA and Allied physicians along with all primary care physicians that have provider agreements with CFC IPA as of the Initial Closing Date, and are in the zip codes where CFC IPA primary care physicians are located as of the Initial Closing Date, including but not limited to Antelope Valley, San Fernando Valley and the metropolitan areas of Los Angeles.

h.	The definition of “Target Member Month Amount” is amended and restated in its entirety to read as follows:

“Target Member Month Amount” means eighty-seven and fifty hundredths percent (87.5%) of the Member Months as December 31, 2023 as evidenced by membership eligibility reports received by CFCHP and CFC IPA from the Plans; provided, that the Target Member Month Amount shall be increased by the subsequent addition of Members to PC Buyer or CFCHP from other Plans managed by MSO LP Buyer during the first month in which such Members (other than Members who were formerly Members of CFC IPA) join PC Buyer or CFCHP and are managed by MSO LP Buyer. For the avoidance of doubt, any eligible individual who is enrolled in a Plan that contracts with CFCHP or PC Buyer at any point during a given month shall be considered a Member for such month. By way of example only, if the Initial Closing is January 15, 2023, and there are 100 Members as of January 31, 2023, and on April 15, 2023, 100 Members are added, then (i) for the First Measurement Period, the Target Member Month Amount would be 87.5% of 175 Member Months, and (ii) for the Second Measurement Period, the Target Member Month Amount would be 87.5% of 200 Member Months. A hypothetical example of calculating the Target Member Month Amount and Actual Member Month Amount is attached hereto as Schedule 1.3(a). For the purposes of this definition, PC Buyer shall be deemed to include Metropolitan IPA and Allied physicians along with all primary care physicians that have provider agreements with CFC IPA as of the Initial Closing Date, and are in the zip codes where CFC IPA primary care physicians are located as of the Initial Closing Date, including but not limited to Antelope Valley, San Fernando Valley and the metropolitan areas of Los Angeles. A hypothetical example of calculating the Target Member Month Amount and Actual Member Month Amount is attached hereto as Schedule 1.3(a).

Section 14.            Continuation of Agreement. As of and after the date hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, “hereby” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment. The Agreement, as amended hereby, shall continue in full force and effect. Except as expressly amended by this Amendment, the Agreement is hereby ratified and confirmed in all respects.

Section 15.            Governing Law. This Amendment shall be governed in all respects in accordance with the provisions of Section 12.9 of the Agreement.

Section 16.            Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties are not signatory to the original or the same counterpart. For purposes of this Amendment, facsimile signatures and electronically delivered signatures shall be deemed originals.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BUYER PARTIES:

“PC Buyer”

METROPOLITAN IPA

By:	/s/ Thomas S. Lam
Name: Thomas S. Lam
Title: Chief Executive Officer

“MSO LP Buyer”

NETWORK MEDICAL MANAGEMENT, INC.

By:	/s/ Thomas S. Lam
Name: Thomas S. Lam
Title: Chief Executive Officer

“MSO GP Buyer”

APOLLOCARE ENABLEMENT OF CA, LLC

By:	/s/ Brandon Sim
Name: Brandon Sim
Title: Manager

“Buyer Parent”

APOLLO MEDICAL HOLDINGS, INC.

By:	/s/ Brandon Sim
Name: Brandon Sim
Title: Co-Chief Executive Officer

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment as of the date first above written.

COMPANIES:

“CFC IPA”

Community Family Care Medical Group IPA, Inc.

By:	/s/ Accie Mitchell, M.D.
Name: Accie Mitchell, M.D.
Title: Chief Executive Officer

“AHMS”

Advanced Health Management Systems, L.P.

By: CFC Management, LLC
Its: General Partner

By:	/s/ Marc L. Mitchell
Name: Marc L. Mitchell
Title: Manager

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment as of the date first above written.

EQUITYHOLDERS:

“IPA Equityholder”

Accie M. Mitchell and Gloria C. Mitchell, as co-trustees of the Mitchell Family Trust dated July 2, 2003

/s/ Accie Mitchell, M.D.
Accie Mitchell, M.D.
Co-Trustee

/s/ Gloria Mitchell
Gloria Mitchell
Co-Trustee

“IPA Beneficial Owner”

/s/ Accie Mitchell, M.D.
Accie Mitchell, M.D.

“AHMS General Partner”

By: CFC Management, LLC
Its: Manager

By:	/s/ Marc L. Mitchell
Name: Marc L. Mitchell
Title: Manager

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]

“AHMS Limited Partners”

Mitchell Family Trust

/s/ Accie Mitchell, M.D.
Accie M. Mitchell, M.D.
Co-Trustee

/s/ Gloria C. Mitchell
Gloria C. Mitchell
Co-Trustee

Mitchell Children’s Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Marc Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Trustee

Alex Mitchell Irrevocable Trust

/s/ Alex M. Mitchell
Alex M. Mitchell
Trustee

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]

Cynthia Heard Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Tracy Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Lori Konsker Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Jason Heard Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]

Briella Konsker Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Eliana Konsker Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Harrison Konsker Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Bennet Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]

August Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Langston Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Josephine Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Trustee

William Calder Mitchell Irrevocable Trust

/s/ Alex M. Mitchell
Alex M. Mitchell
Trustee

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]

AHMS Trust

/s/ Desiree Ryan
Premier Trust
Trust Officer: Desiree Ryan

/s/ Ronald L. Brandt
Name: Ronald L. Brandt

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment as of the date first above written.

I HEALTH:

I Health Inc.

/s/ Ronald L. Brandt
Name: Ronald L. Brandt
Title: President

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment as of the date first above written.

EQUITYHOLDER REPRESENTATIVE:

/s/ Marc L. Mitchell
Name: Marc L. Mitchell

[Signature Page to Amendment No. 1 to Asset and Equity Purchase Agreement]